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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT - May 18, 2001
                        (Date of Earliest Event Reported)


                              GUILFORD MILLS, INC.
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             (Exact name of registrant as specified in its charter)

                           Commission File No. 1-06922

       Delaware                                               13-1995928
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(State of Incorporation)                                   (I.R.S. Employer
                                                          Identification No.)


4925 West Market Street, Greensboro, NC                          27407
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         (Address of principal                                  Zip Code
          executive offices)


       Registrant's telephone number, including area code: (336) 316-4000


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ITEM 5.    OTHER EVENTS.

           Amendments of Loan Agreements
           -----------------------------

                     Guilford Mills, Inc. amended its revolving credit and senior note agreements and received waivers with respect thereto. Copies of these amended agreements are attached hereto as exhibits.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (c)      Exhibits.

                           4.1 First Amendment of Amended and Restated Note Agreement and Waiver, dated May 16, 2001, among Guilford Mills, Inc. and the purchasers of the notes.

                           10.1 Second Amendment to and Waiver under Credit Agreement, dated as of May 15, 2001, among Guilford Mills, Inc., Wachovia Bank, N.A., as administrative agent, First Union National Bank, as syndication agent, Bank One, NA, as documentation agent, and the banks listed therein.




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                                   SIGNATURES

                     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    GUILFORD MILLS, INC.

                                    By: Robert A. Emken, Jr.
                                        -------------------------------------
                                        Name: Robert A. Emken, Jr.
                                        Title: General Counsel and Secretary



Dated:  May 18, 2001








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                                  EXHIBIT INDEX


Exhibit No.                                    Description
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   4.1                     First Amendment of Amended and Restated Note
                           Agreement and Waiver, dated May 16, 2001, among Guilford Mills, Inc. and the purchasers of the notes.

  10.1 Second Amendment to and Waiver under Credit Agreement, dated as of May 15, 2001, among Guilford Mills, Inc., Wachovia Bank, N.A., as administrative agent, First Union National Bank, as syndication agent, Bank One, NA, as documentation agent, and the banks listed therein.










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